UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): September 5, 2024

Palatin Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-15543	95-4078884
(State or other jurisdiction	(Commission	(IRS employer
of incorporation)	File Number)	identification number)

4B Cedar Brook Drive, Cranbury, NJ	08512
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (609) 495-2200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $.01 per share	PTN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08 Shareholder Director Nominations.

Palatin Technologies, Inc. (the “Company”) has established December 12, 2024 as the date of the Company’s annual meeting of stockholders for the fiscal year ended June 30, 2024 (the “Annual Meeting”), and October 28, 2024 as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting. The time, place, and detailed information regarding the proposals to be presented at the Annual Meeting will be set forth in a Definitive Proxy Statement on Schedule 14A to be filed with the U.S. Securities and Exchange Commission.

Because the date of the Annual Meeting will be more than 30 days from the anniversary of the Company’s annual meeting of stockholders for the fiscal year ended June 30, 2023 held on June 27, 2024, the deadline for submission of proposals by stockholders for inclusion in the Company’s proxy materials for the Annual Meeting, in accordance with Rule 14a-8 under the Exchange Act of 1934, as amended (the “Exchange Act”), will be October 21, 2024, which the Company has determined to be a reasonable time before it expects to begin to print and send its proxy materials. Any such proposal must also meet the requirements set forth in the rules and regulations of the Exchange Act in order to be eligible for inclusion in the proxy materials for the Annual Meeting.

In addition, in accordance with the Company’s Amended and Restated Bylaws, any stockholder who intends to nominate a person for election as a director or submit a proposal for inclusion at the Company’s Annual Meeting must provide notice on or before the close of business on September 13, 2024. Such notice must comply with the specific requirements set forth in the Company’s Amended and Restated Bylaws in order to be considered at the Annual Meeting. Any such proposal shall be marked for the attention of the Secretary and mailed to our executive offices, 4B Cedar Brook Drive, Cranbury, NJ 08512.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PALATIN TECHNOLOGIES, INC.

Date: September 6, 2024	By:	/s/ Stephen T. Wills
Stephen T. Wills, CPA, MST
Executive Vice President, Chief Financial Officer and Chief Operating Officer

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